EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Consolidated Companies, Inc. (formerly known as Sign Media Systems, Inc.) (the “Company”) on Form 10-KSB/A for the year ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Antonio F. Uccello, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

 1.   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2008
/s/ Antonio F. Uccello, III
Antonio F. Uccello, III
Chief Executive Officer